Notes to the interim condensed consolidated statement of financial position - Provisions for retirement benefit obligations - Net provision (Details) - EUR (€) € in Thousands	Jun. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Notes to the interim condensed consolidated statement of financial position
Provisions	€ 0	€ 0
Retirement benefit obligations	1,555	1,559
Total Obligation	€ 1,555	€ 1,559	€ 1,234